LEASE SUPPLEMENT
                (MADERA FACILITY AND MADERA SITE)


          This LEASE SUPPLEMENT, dated as of August 17, 1989 this "Supplement"), is made by and between MANUFACTURERS HANOVER TRUST COMPANY OF CALIFORNIA, a California corporation, not in its individual capacity but solely as Owner Trustee, as Lessor ("Lessor"), and GOTTSCHALKS, INC., a Delaware corporation, as Lessee ("Lessee"). Unless the context requires otherwise, capitalized terms used herein but not otherwise defined shall have the meaning attributed to them in Appendix A to that certain Participation Agreement, dated as of December 1, 1988 (the "Participation Agreement"), among the Lessee, General Foods Credit Investors No. 2 Corporation, a Delaware corporation, as Owner Participant (the "Owner Participant"), and Lessor.

                            RECITALS

          WHEREAS, pursuant to the Participation Agreement, Lessor and Lessee have entered into a Lease Agreement, dated as of December 1, 1988, as supplemented by that certain Memorandum of Lease and Lease Supplement (Stockton Facility and Stockton
Site) dated as of July 1, 1989, and that certain Bakersfield HVAC Lease Supplement dated as of July 1, 1989 (collectively, the "Lease"); and

          WHEREAS, the Participation Agreement and the Lease provide for, among other things, the leasing by Lessor to Lessee of the improvements described in Exhibit A hereto (the "Madera Facility") and the subleasing by Lessor to Lessee of that certain real property described in Exhibit A-1 hereto (the "Madera Site") and the appurtenant rights described in Exhibit B hereto (the "Appurtenant Rights") on the Third Closing Date upon the satisfaction of the conditions set forth in the Participation Agreement; and

          WHEREAS, the Participation Agreement and the Lease require that Lessor and Lessee execute and deliver a lease supplement, substantially in the form hereof, to evidence and establish that the Madera Facility has been leased and the Madera Site has been subleased by Lessor to Lessee under the Lease;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1.  Lessor hereby leases and delivers to
Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease as hereby supplemented, the Madera Facility.

          SECTION 2.  Lessor hereby delivers and subleases to
Lessee, and Lessee hereby accepts and subleases from Lessor, under the Lease as hereby supplemented, the Madera Site and the Appurtenant Rights.

          SECTION 3.  Lessee hereby confirms to Lessor that
Lessee has accepted the Madera Facility and the Madera Site for all purposes hereof and of the Lease.

          SECTION 4.

          (a)  The definition of "Basic Lease Term Commencement
Date" set forth in Appendix A to the Lease is hereby amended to read as follows:

               Basic Lease Term Commencement Date: shall mean the Third Closing Date.

          (b) The definition of "Facility Cost" set forth in Appendix A to the Lease is hereby amended to read as follows:

               Facility Cost: shall mean $5,883,955 with respect to the Bakersfield Facility, $4,845,243 with respect to the Stockton Facility, and $13,438,000 with respect to the Madera Facility.

          (c) Schedules 1 and 2 to the Lease are hereby replaced by Schedules 1 and 2 hereto.

          (d)  The reference to "July 1, 1989" in item 4 of
Schedule 3 to the Lease is hereby changed to "August 16, 1989".

          (e) The reference to "2.33333" in item 5 of Schedule 3 to the Lease is hereby changed to "3.14635".

          (f) Section 3 of the Stockton Lease Supplement is hereby deleted.

          SECTION 5. This Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Only the counterpart of this Supplement marked "Owner Trustee's Copy" shall evidence the monetary obligations of Lessee hereunder and thereunder for purposes of the Uniform Commercial Code. To the extent, if any, that this Supplement shall constitute chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Supplement may be created by the transfer or possession of any counterpart hereof other than the counterpart marked "Owner Trustee's Copy."

          SECTION 6.  The Lease as hereby supplemented and
amended remains in full force and effect.

          SECTION 7. All the provisions of the Lease are hereby incorporated herein by this reference as if fully set forth herein.

          SECTION 8. This Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of California including all matters of construction, validity and performance, but without regard to conflicts of laws provisions of California law.

          SECTION 9.  The exhibits attached hereto are
incorporated herein by this reference.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                              LESSOR:
                              MANUFACTURERS HANOVER TRUST COMPANY
                              OF CALIFORNIA, a California
                              corporation, not in its individual
                              capacity, but solely as Owner
                              Trustee, Lessor



                              By_________________________________
                                Name:
                                Title:

                              LESSEE:
                              GOTTSCHALKS, INC., a Delaware
                              corporation, Lessee


                              By________________________________
                                Robert E. Lawson,
                                Executive Vice President

                            EXHIBIT A


                   MADERA FACILITY DESCRIPTION


          1. All improvements and certain goods located on that certain real property (the "Real Property") described in EXHIBIT
A-1 and EXHIBIT B-1 hereto, the street address of which is 2900
Airport Drive, Madera, California 93637, including:

          (a) all building materials, fixtures, equipment and other goods incorporated into any improvements located on the Real Property; and

          (b) all fixtures and certain equipment, machinery, appliances, furniture and furnishings located on the Real Property, including the following: paving, including tar, gravel and concrete; concrete curbs and gutters; striping and signs; fencing; reinforcing steel; landscaping; storm drains; site lighting; guard station; truck wash; entry and patio; vinyl tile; acoustical and metal panels; suspended ceiling; framed interior construction; fire protection equipment, including sprinklers; all equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air and light; plumbing and plumbing fixtures; tilt-up concrete; overhead doors; truck dock; dock seals; dock boards; dock lights; dock weight floors; the R.T.W. Rail System, Conveyor Systems, and "Space Saver" System provided by SDI Industries, Inc., including columns, platform beams, platform decking, stairs, flow rail, lane discharge stops, lane index stops, hand operated lifts, foot operated lifts, end wheels for flow rails, double level discharge cart, dual level discharge spur, marking tables, toe boards, unpacking shelf, handrail, tote hooks, hide away carts, ledger plate, guard rail, "X" bracing, platform supports, empty tote conveyor track and empty tote carrier trays; and any other assets the value of which is reflected in the appraisal relating to the improvements dated as of August 1, 1989, prepared by Marshall & Stevens, Incorporated (the "Appraisal").

          2. Any assets specifically identified in paragraph 1 above the value of which is reflected in the Appraisal located on Parcel A of Parcel Map 89P05 according to the map thereof filed for record on July 31, 1989, in Book 35 of Maps at page 46, Madera County Records.

          3. Excepted from the foregoing paragraphs 1 and 2 is all inventory and supplies of Gottschalks, Inc. (the "Lessee") and all of the Lessee's furniture, furnishings, appliances, equipment and machinery not specifically identified above and any other of Lessee's assets the value of which is not reflected in the Appraisal.

                           EXHIBIT A-1

                    REAL PROPERTY DESCRIPTION

          The land situated in the State of California, County of Madera, described more particularly as follows:

          PARCEL B OF PARCEL MAP 89P05 FILED FOR RECORD IN THE
          OFFICE OF THE MADERA COUNTY RECORDER ON JULY 31, 1989,
          IN BOOK 35 OF MAPS, AT PAGE 46.

                            EXHIBIT B

                DESCRIPTION OF APPURTENANT RIGHTS


"Appurtenant Rights" shall mean all rights, privileges and easements appurtenant to and for the benefit of the Madera Site, whether presently existing or hereafter acquired, including, without limitation: (a) the easement over adjacent property of Ground Lessor for ingress and egress; parking; truck dock, staging and maneuvering area; drainage; trash collection and fire hydrants and access thereto created by that certain Parcel Map 89P05 (the "Map") filed for record in the Office of the Madera County Recorder on July 31, 1989, in Book 35 of Parcel Maps at Page 46; (b) an easement over the portions of Parcel A described in Exhibit B-1 attached hereto and any other portion of Parcel A upon which the Madera Facility may be located for the support of such portions of the Madera Facility as may be located on Parcel A; and (c) an easement over such portions of Parcel A of the Map as may be necessary for (i) access, ingress and egress for the installation, operation, flow, passage, use, maintenance, repair, replacement and restoration of utility lines including any system for storm drain, sanitary sewer, water, natural gas, electrical power, fire protection, water, or telephone; (ii) any encroachment of the Madera Facility; and (iii) the use, maintenance, operation, repair, replacement, restoration and removal of the Madera Facility.

                           EXHIBIT B-1

                          EASEMENT AREA

PARCEL 1

All of that portion of Parcel A of Parcel Map No. 89P05, according to the map thereof recorded in Book 35 of Maps at Page
46, Madera County Records, more particularly described as follows:

Beginning at the Most Southerly corner of Parcel B of said parcel Map No. 89P05; thence N.44"58'01"W., along the Southwesterly line of said Parcel B, a distance of 10.50 feet; thence S.45"01'59"W. a distance of 502.00 feet; thence S.44"58'01"E. a distance of
14.00 feet; thence N.45"01'59"E. a distance of 117.82 feet; thence S.44"58'01"E. a distance of 399.00 feet; thence N.45"01'59"E. a distance of 555.50 feet; thence S.44"58'01"E. a distance of 36.00 feet; thence N.45"01'59"E. a distance of 9.50 feet; thence S.44"58'01"E. a distance of 161.87 feet; thence S.26"10'46"E. a distance of 18.68 feet to a point on the Southeasterly line of said Parcel A, said point being on a non-tangent curve, concave to the Northwest, whose radius point bears N.57"18'28"W. a distance of 950.00 feet; thence Northeasterly, along said curve and along said Southeasterly line of Parcel A, through a central angle of 05"34'01", an arc distance of 92.30 feet; thence N.78"52'44"W. a distance of 32.36 feet; thence N.44"58'01"W. a distance of 110.48 feet; thence N.06"02'11"W. a distance of 23.33 feet; thence N.15"51'25"E. a distance of 154.13 feet, to the beginning of a tangent curve, concave to the West, with a radius of 95.50 feet; thence Northerly, along said curve, through a central angle of 60"49'26", an arc distance of 101.38 feet; thence ".44"58'01"W. a distance of 273.84 feet; thence N.24"52'29"W. a distance of
177.50 feet; thence N.05"06'48"W. a distance of 149.07 feet; thence N.44"58'01"W. a distance of 986.00 feet; thence S.45"01'59"W. a distance of 250.50 feet; thence S.44"58'01"E. a distance of 1.00 feet to a point on the Northwesterly line of said Parcel B; thence N.45"01'59"E., along said Northwesterly line, a distance of 10.00 feet to the most Northerly corner of said Parcel B; thence S.44"58'01"E., along the Northeasterly line of said Parcel B, a distance of 1260.00 feet to the most Easterly corner thereof; thence S.45"01'59"W., along the Southeasterly line of said Parcel B, a distance of 360.00 feet to the Point of Beginning.

PARCEL 2

All of that portion of Parcel A of Parcel Map No. 89P05, according to the map thereof recorded in Book 35 of Maps at page
46, Madera County Records, more particularly described as follows:

Commencing at the most Southerly corner of Parcel B of said Parcel Map No. 89P05; thence N.44"45'01"W., along the Southwesterly line of said Parcel B, a distance of 10.50 feet to the True Point of Beginning of this description; thence S.45"01'59"W. a distance of 13.50 feet; thence N.44"58'01"W. a distance of 1284.50 feet; thence N.45"01'59"E. a distance of
13.50 feet; thence S.44"58'01"E., along the Southwesterly line of said Parcel B and its Northwesterly prolongation, a distance of 1284.50 feet to the True Point of Beginning.

PARCEL 3

All of that portion of Parcel A of Parcel Map No. 89P05, according to the map thereof recorded in Book 35 of Maps at page
46, Madera County Records, more particularly described as follows:

Commencing at the most Northerly corner of Parcel B of said Parcel Map No. 89P05; thence S.45"01'59"W., along the Northwesterly line of said Parcel B, a distance of 10.00 feet; thence N.44"58'01"W. a distance of 1.00 feet; thence N.45"01'59"E. a distance of 196.50 feet to the True Point of Beginning of this description: thence N.44"58'01"W. a distance of
34.00 feet; thence S.45"01'59"W. a distance of 1048.50 feet; thence N.44"58'01"W. a distance of 10.00 feet; thence N.45"01'59"E. a distance of 1058.50 feet; thence S.44"58'01"E..a distance of 44.00 feet; thence S.45"01'59"W. a distance of 10.00 feet to the True Point of Beginning.

                           Schedule 1

RENT SCHEDULE

BASE PV OF RENTS:  96.12159%  BASE CTL (IMPLICIT):  11.41105%
FULL PV OF RENTS:  89.32886%  FULL CTL (IMPLICIT):  11.17730%
(PV RATE:  12.00000%)

RENTAL DATE    RENT NUMBER    RENT % OF COST

2/16/1990              1        5.96905624
8/16/1990              2        5.96905624
2/16/1991              3        5.96905624
8/16/1991              4        5.96905624
2/16/1992              5        5.96905624
8/16/1992              6        5.96905624
2/16/1993              7        5.96905624
8/16/1993              8        5.96905624
2/16/1994              9        5.96905624
8/16/1994             10        5.96905624
2/16/1995             11        5.96905624
8/16/1995             12        5.96905624
2/16/1996             13        5.96905624
8/16/1996             14        5.96905624
2/16/1997             15        5.96905624
8/16/1997             16        5.96905624
2/16/1998             17        5.96905624
8/16/1998             18        5.96905624
2/16/1999             19        5.96905624
8/16/1999        20 + 21       13.26456940
2/16/2000             22        7.29551316
8/16/2000             23        7.29551316
2/16/2001             24        7.29551316
8/16/2001             25        7.29551316
2/16/2002             26        7.29551316
8/16/2002             27        7.29551316
2/16/2003             28        7.29551316
8/16/2003             29        7.29551316
2/16/2004             30        7.29551316
8/16/2004             31        7.29551316
2/16/2005             32        7.29551316
8/16/2005             33        7.29551316
2/16/2006             34        7.29551316
8/16/2006             35        7.29551316
2/16/2007             36        7.29551316
8/16/2007             37        7.29551316
2/16/2008             38        7.29551316
8/16/2008             39        7.29551316
2/16/2009             40        7.29551316

TOTAL                         265.29138794

                            STOCKTON

                           Schedule 2


STATEMENT OF STIPULATED LOSS AMOUNTS BY SELECTED DATES

SETTLEMENT DATE

16 AUG 1989          111.29604089
16 FEB 1990          112.12815580
16 AUG 1990          112.71105297
16 FEB 1991          113.20284899
16 AUG 1991          113.62737383
16 FEB 1992          113.98462924
16 AUG 1992          114.29389393
16 FEB 1993          114.54911650
16 AUG 1993          114.75790169
16 FEB 1994          114.90728825
16 AUG 1994          115.01666219
16 FEB 1995          115.07655449
16 AUG 1995          115.10819829
16 FEB 1996          115.10112709
16 AUG 1996          115.06719554
16 FEB 1997          114.99087100
16 AUG 1997          114.88433091
16 FEB 1998          114.73188564
16 AUG 1998          114.54554511
16 FEB 1999          114.30944423
16 AUG 1999          114.06300235
16 FEB 2000          111.56702720
16 AUG 2000          109.08873834
16 FEB 2001          106.45311872
16 AUG 2001          103.67106097
16 FEB 2002          100.71757511
16 AUG 2002           97.60282581
16 FEB 2003           94.30113443
16 AUG 2003           80.82194511
16 FEB 2004           87.13882526
16 AUG 2004           83.26062303
16 FEB 2005           79.16014959
16 AUG 2005           74.84542214
16 FEB 2006           70.28833256
16 AUG 2006           65.49580188
16 FEB 2007           60.43884924
16 AUG 2007           55.12277150
16 FEB 2008           49.51790755
16 AUG 2008           43.52882406
16 FEB 2009           37.42407742
16 AUG 2009           30.

                           BAKERSFIELD

                           Schedule 2


STATEMENT OF STIPULATED LOSS AMOUNTS BY SELECTED DATES

SETTLEMENT DATE

16 AUG 1989                               118.89221352
16 FEB 1990                               119.58624960
16 AUG 1990                               120.09353962
16 FEB 1991                               120.56208932
16 AUG 1991                               121.00195610
16 FEB 1992                               121.40654748
16 AUG 1992                               121.78334242
16 FEB 1993                               122.12213498
16 AUG 1993                               122.43648685
16 FEB 1994                               122.71910131
16 AUG 1994                               122.98130682
16 FEB 1995                               123.21710003
16 AUG 1995                               123.43500353
16 FEB 1996                               123.62328724
16 AUG 1996                               123.79164647
16 FEB 1997                               123.92826479
16 AUG 1997                               124.04274756
16 FEB 1998                               124.12318457
16 AUG 1998                               124.17908350
16 FEB 1999                               124.19643234
16 AUG 1999                               124.21313816
16 FEB 2000                               122.23982439
16 AUG 2000                               120.28823226
16 FEB 2001                               118.21686278
16 AUG 2001                               116.03502149
16 FEB 2002                               113.72397819
16 AUG 2002                               111.29259168
16 FEB 2003                               108.72172616
16 AUG 2003                               106.02061758
16 FEB 2004                               103.16997158
16 AUG 2004                               100.17869606
16 FEB 2005                                97.02694762
16 AUG 2005                                93.72250660
16 FEB 2006                                90.24466357
16 AUG 2006                                86.60070369
16 FEB 2007                                82.75936610
16 AUG 2007                                78.75736225
16 FEB 2008                                74.54283360
16 AUG 2008                                70.13186945
16 FEB 2009                                65.60195404
16 AUG 2009                                60.

                             MADERA

                           Schedule 2


STATEMENT OF STIPULATED LOSS AMOUNTS BY SELECTED DATES

SETTLEMENT DATE

16 AUG 1989          106.40843292
16 FEB 1990          109.18642542
16 AUG 1990          109.72730015
16 FEB 1991          110.14084531
16 AUG 1991          110.45492954
16 FEB 1992          110.68086088
16 AUG 1992          110.83779907
16 FEB 1993          110.92804897
16 AUG 1993          110.95372554
16 FEB 1994          110.90704039
16 AUG 1994          110.80734802
16 FEB 1995          110.65234733
16 AUG 1995          110.46367235
16 FEB 1996          110.23714783
16 AUG 1996          109.98098259
16 FEB 1997          109.68343677
16 AUG 1997          109.35332313
16 FEB 1998          108.97676152
16 AUG 1998          108.56849944
16 FEB 1999          108.11068536
16 AUG 1999          107.63399376
16 FEB 2000          105.31182915
16 AUG 2000          102.99434569
16 FEB 2001          100.55097567
16 AUG 2001           97.98830309
16 FEB 2002           95.28983595
16 AUG 2002           92.46290039
16 FEB 2003           89.48878265
16 AUG 2003           86.37496993
16 FEB 2004           83.10229168
16 AUG 2004           79.67977044
16 FEB 2005           76.08844758
16 AUG 2005           72.33715649
16 FEB 2006           68.40621972
16 AUG 2006           64.30232413
16 FEB 2007           60.00433213
16 AUG 2007           55.51843287
16 FEB 2008           50.82288059
16 AUG 2008           45.92323154
16 FEB 2009           40.79708132
16 AUG 2009           35.